EXECUTION VERSION

Published CUSIP Numbers:
Deal: 72925MAJ1
Revolver: 72925MAK8

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

Dated as of November 8, 2013

among

PLUM CREEK TIMBERLANDS, L.P.,
as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Line Lender and L/C Issuer,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
THE ROYAL BANK OF SCOTLAND PLC,
JPMORGAN CHASE BANK, N.A.
U.S. BANK NATIONAL ASSOCIATION and
BANK OF AMERICA, N.A.

as Syndication Agents,

THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
RBS SECURITIES INC.,
J.P. MORGAN SECURITIES LLC,
U.S. BANK NATIONAL ASSOCIATION and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

as Joint Lead Arrangers and Joint Book Runners

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of November 8, 2013, to the Credit Agreement referenced below, is by and among PLUM CREEK TIMBERLANDS, L.P., a Delaware limited partnership (the “Borrower”), the Lenders identified on the signature pages hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a revolving credit facility has been established in favor of the Borrower pursuant to the terms of that certain Revolving Credit Agreement dated as of March 2, 2012 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 4, 2013 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (including as amended hereby).

2.    Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)    The pricing grid contained in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Eurodollar Rate Loans	Base Rate Loans
			Letter of Credit Fees
I	≥ BBB+ or Baa1	0.125%	0.875%	0.000%
II	=BBB or Baa2	0.150%	1.100%	0.100%
III	=BBB- or Baa3	0.225%	1.275%	0.275%
IV	=BB+ or Ba1	0.250%	1.500%	0.500%
V	< BB+ or Ba1	0.300%	1.700%	0.700%

(b)    The definition of “Audited Financial Statements” in Section 1.01 of the Credit Agreement is amended by replacing the reference to “December 31, 2011” with a reference to December 31, 2012.”

(c)    The definition of “Guarantee” in Section 1.01 of the Credit Agreement is amended to delete the word “any” immediately preceding “(a).”

(d)    The definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is amended by replacing the reference to “$100,000,000” with a reference to “$60,000,000.”

(e)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended by replacing the reference to “April 3, 2017” with a reference to “January 15, 2019.”

(f)    A new definition is added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order, to read as follows:

““Second Amendment Effective Date” means the date on which the conditions precedent specified in Section 3 of that certain Second Amendment to Revolving Credit Agreement dated as of November 8, 2013 among the Borrower, the Lenders party thereto and the Administrative Agent have been satisfied or waived.”

(g)    The definition of “Swing Line Sublimit” in Section 1.01 of the Credit Agreement is amended by replacing the reference to “$70,000,000” with a reference to “$110,000,000.”

(h)    Section 4.02(a) of the Credit Agreement is amended to replace the words “Closing Date” with “Second Amendment Effective Date.”

(i)    Section 5.10 of the Credit Agreement is amended to replace the words “Closing Date” with “Second Amendment Effective Date.”

(j)    Section 5.11 of the Credit Agreement is amended in its entirety to read as follows:

“5.11    Taxes.

The Borrower and each of its Restricted Subsidiaries have filed all material Federal, state and other tax returns and reports required to be filed (to the extent that failure to make such filing would reasonably be expected to result in a Material Adverse Effect), and have paid all material Federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their respective Properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Notice of Lien has been filed or recorded for Tax liabilities in excess of $25,000,000. There is no proposed tax assessment against the Borrower or any of its Restricted Subsidiaries that would, if made, have a Material Adverse Effect.”

(k)    Section 5.12(c) of the Credit Agreement is amended to replace the words “Closing Date” with “Second Amendment Effective Date.”

(l)    Section 5.13(d) of the Credit Agreement is amended to replace the words “Closing Date” with “Second Amendment Effective Date.”

(m)    Section 5.18 of the Credit Agreement is deleted and replaced with “Reserved.”

(n)    Section 6.04(c) of the Credit Agreement is amended to add “, the non-preservation of which would reasonably be expected to have a Material Adverse Effect” at the end of such subsection.

(o)    Section 6.05 of the Credit Agreement is amended to replace the words “Property which is” with “manufacturing facilities which are” and the section heading thereof is amended in its entirety to read “Maintenance of Certain Properties.”

(p)    Section 6.06 of the Credit Agreement is amended to add “, it being understood that it is not customary to insure Timberlands against any damage or casualty” at the end of such subsection.

(q)    Section 6.07 of the Credit Agreement is amended to add the word “material” immediately preceding (i) “tax liabilities” in clause (a) and (ii) “Indebtedness” in the first line of clause (b).

(r)    Section 7.01(h) of the Credit Agreement is amended to replace the words “Closing Date” with “Second Amendment Effective Date.”

(s)    Section 7.05(c) of the Credit Agreement is amended to replace the words “Closing Date” with “Second Amendment Effective Date.”

(t)    Section 7.14 of the Credit Agreement is amended is amended in its entirety to read as follows:

“7.14    Issuance of Stock by Restricted Subsidiaries.

Permit any Restricted Subsidiary to (either directly, or indirectly by the issuance of rights or options for, or securities convertible into, such Equity Interests) issue any shares or other ownership units of any class or type of its Equity Interests (other than directors’ qualifying shares) to any Person if (x) the assets of such Restricted Subsidiary consist of Timberlands, unless the provisions of Section 7.03 have been complied with or (y) such issuance of Equity Interests is in exchange for Equity Interests of another Person, unless such transaction is in compliance with Section 7.04; provided, however, that the foregoing requirements of clause (x) and (y) shall not apply to (a) any issuance of Equity Interests to the Borrower or a Restricted Subsidiary or (b) with respect to Equity Interests subject to preemptive rights, to the holders of minority interests entitled to purchase such Equity Interests by reason of their preemptive rights.”

(u)    Section 8.01(e) of the Credit Agreement is amended is amended in its entirety to read as follows:

“(e)    Cross-Default. (i) The Borrower or any Restricted Subsidiary (A) fails to make any payment of principal, interest, premium or make-whole or any other material payment when due after giving effect to applicable grace periods (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $50,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any “change of control” event occurs, the effect of which default or “change of control” event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Restricted Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Restricted Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Restricted Subsidiary as a result thereof is greater than $50,000,000 and, in the case of a Termination Event, remains unpaid after the due date therefor; or”

(v)    Section 10.06(b)(v) of the Credit Agreement is amended to add the following sentence at end of such subsection:

“Notwithstanding anything in Section 10.06 of the Agreement to the contrary, the parties hereto agree that, during the period commencing on the Second Amendment Effective Date and ending on the date that is

136 days following the closing of the acquisition under the Master Purchase and Sale Agreement dated as of October 28, 2013 among the Borrower and certain of its Affiliates and MeadWestvaco Corporation and certain of its affiliates, without the prior written consent of the Borrower, no Lender may assign any of its Commitment or Loans under the Agreement or sell a participation therein to a Farm Credit Lender (and, in the case of Section 10.06(b)(iii) and Section 10.06(e) of the Agreement, the Borrower shall be deemed to have acted reasonably in withholding its consent).”

In addition, the heading of Section 10.06(b)(v) of the Credit Agreement is amended in its entirety to read “No Assignments or Participations to Certain Persons.”

(w)    Section 10.06(d) of the Credit Agreement is amended to replace the word “Any” at the beginning of such subsection with “Subject to subsection (b)(v) of this Section, any.”

(x)    Section 10.07 of the Credit Agreement is amended to (i) add the word “written” immediately preceding “consent” in clause (g) in the first paragraph thereof and (ii) delete “, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential” in the second paragraph thereof.

(y)    Schedule 5.18 [Subsidiaries; Other Equity Investments] of the Credit Agreement is deleted and the reference to such schedule is deleted from the list of Schedules in the Table of Contents to the Credit Agreement.

(z)    Schedules 2.01 [Commitments and Applicable Percentages], 5.13 [Environmental Matters], 7.01 [Existing Liens], 7.05(c) [Existing Subsidiary Indebtedness], and 10.02 [Administrative Agent’s Office; Certain Addresses for Notices] of the Credit Agreement are amended by replacing such schedules in their entirety with the corresponding schedules attached hereto. Each Lender agrees that, upon the effectiveness of this Amendment, its Commitment under the Credit Agreement shall be as set forth on such revised Schedule 2.01.

3.    Conditions Precedent. This Amendment shall become effective upon the satisfaction (or waiver) of the following conditions:

(a)    Execution of Counterparts of Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and each Lender.

(b)    Certificate Relating to Subsidiaries and Equity Investments. A certificate of the General Counsel or Assistant General Counsel as of the Second Amendment Effective Date to the effect that, as of the Second Amendment Effective Date, (x) the Borrower has no Subsidiaries other than those specifically disclosed on the schedule attached thereto, (y) the Borrower has no equity investments in any other corporation or entity other than those specifically disclosed on the schedule attached thereto and (z) the Borrower owns 100% of the ownership interests of its Subsidiaries.

(c)    Fees and Expenses. The payment by the Borrower to the Administrative Agent (or its Affiliates) of (i) all fees and expenses relating to this Amendment which are due and payable on the date hereof, including all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent, and (ii) for the account of each Lender that will continue as a Lender after giving effect to the Amendment, a fee in an aggregate amount equal to (A) 0.04% multiplied by the Commitment of such Lender immediately prior to the Second Amendment Effective Date plus (B) 0.125% multiplied by the amount by which such Lender’s final allocated Commitment after giving effect to the Amendment exceeds such Lender’s Commitment immediately prior to the Second Amendment Effective Date.

(d)    Resolutions. Copies of the resolutions of the board of directors of the REIT, as the sole member of the General Partner, as general partner of the Borrower, approving and authorizing the execution, delivery and performance by such entities on behalf of the Borrower of this Amendment, and authorizing the borrowing of the Loans, certified as of the Second Amendment Effective Date by the Secretary or an Assistant Secretary of the REIT.

(e)    Organizational Documents and Good Standing. Each of the following documents:

(A)    The certificate of limited partnership of the Borrower, the certificate of formation of the General Partner, and the certificate of incorporation of the REIT, in each case as in effect on the Second Amendment Effective Date, certified by the Secretary of State or similar, applicable Governmental Authority of the state of formation, organization or incorporation, as the case may be, of such Persons as of a recent date, and by the Secretary or Assistant Secretary of the REIT, and a certificate of the Secretary or Assistant Secretary of the REIT attaching copies of the Organization Documents of each of the Borrower, the General Partner and the REIT and certifying that such Organization Documents are true, correct, and complete as of the Second Amendment Effective Date; and

(B)    A good standing certificate for the Borrower and each Partner Entity from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation, formation or organization, as the case may be, as of a recent date.

(f)    Representations and Warranties; No Default. The representations and warranties set forth in Section 4 hereof shall be true and correct as of the Second Amendment Effective Date and no Default or Event of Default shall exist as of such date.

4.    Representations and Warranties. The Borrower hereby represents and warrants that:

(a)    the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes hereof, (i) the representations and warranties contained in subsections (a) and (b) of Section 5.12 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01,

(b)     no Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment,

(c)    this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability.

(d)    this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity.

(e)    the execution, delivery and performance of this Amendment will not: (i) contravene the terms of the Organization Documents of the Borrower or any of the Partner Entities; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (x) any Contractual Obligation to which the Borrower is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; or (iii) violate any Requirement of Law.

5.    No Other Changes; Ratification. Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6.    Counterparts; Facsimile/Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.    Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                PLUM CREEK TIMBERLANDS, L.P.,
a Delaware limited partnership

By: Plum Creek Timber I, L.L.C., its General Partner

By: Plum Creek Timber Company, Inc., its Managing Member

By:     /s/ Laura B. Smith

Name: Laura B. Smith

Title: Vice President and Treasurer

[signature pages continue]

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

ADMINISTRATIVE AGENT

AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:     /s/ Adrienne Luzzi

Name:     Adrienne Luzzi

Title:    Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, L/C Issuer and Swing Line Lender

By:     /s/ Adrienne Luzzi

Name:     Adrienne Luzzi

Title:    Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Alex Rogin
Name:    Alex Rogin
Title:    Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:    /s/ Thomas J. Sterr
Name:    Thomas J. Sterr
Title:    Authorized Signatory

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:    /s/ Jonathan Lasner
Name:    Jonathan Lasner
Title:    Director

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Kurban H. Merchant
Name:    Kurban H. Merchant
Title:    Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

BANK OF AMERICA, NA,
as a Lender

By:    /s/ Daryl K. Hogge
Name:    Daryl K. Hogge
Title:    Senior Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

COÖPRATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, NEW YORK BRANCH,
as a Lender

By:    /s/ Deborah Dias
Name:    Deborah Dias
Title:    Executive Director

By:    /s/ Craig Squires
Name:    Craig Squires
Title:    Managing Director

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ Mark Walton
Name:    Mark Walton
Title:    Authorized Signatory

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

THE NORTHERN TRUST COMPANY,
as a Lender

By:    /s/ Brandon C. Rolek
Name:    Brandon C. Rolek
Title:    Senior Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

The undersigned former Lender hereby executes this Amendment solely to acknowledge and agree that, upon the effectiveness of the Second Amendment, its Commitment has been reduced to $0 and therefore it is no longer a Lender under the Credit Agreement.

NORTHWEST FARM CREDIT SERVICES, PCA

By:    /s/ Jeremy A. Roewe
Name:    Jeremy A. Roewe
Title:    V.P.

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

The undersigned former Lender hereby executes this Amendment solely to acknowledge and agree that, upon the effectiveness of the Second Amendment, its Commitment has been reduced to $0 and therefore it is no longer a Lender under the Credit Agreement.

AMERICAN AGCREDIT, PCA

By:    /s/ Janice T. Thede
Name:    Janice T. Thede
Title:    Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

The undersigned former Lender hereby executes this Amendment solely to acknowledge and agree that, upon the effectiveness of the Second Amendment, its Commitment has been reduced to $0 and therefore it is no longer a Lender under the Credit Agreement.

FARM CREDIT EAST, ACA

By:    /s/ James M. Papai
Name:    James M. Papai
Title:    Sr. Vice President

Plum Creek Timberlands, L.P.
Revolving Credit Agreement
Second Amendment

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, N.A.	$95,000,000.00	13.571428571%
Bank of America, N.A.	$95,000,000.00	13.571428571%
JPMorgan Chase Bank, N.A.	$95,000,000.00	13.571428571%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$95,000,000.00	13.571428571%
The Royal Bank of Scotland PLC	$95,000,000.00	13.571428571%
U.S. Bank National Association	$95,000,000.00	13.571428571%
Coöperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	$50,000,000.00	7.142857143%
Goldman Sachs Bank USA	$50,000,000.00	7.142857143%
The Northern Trust Company	$30,000,000.00	4.285714286%
TOTAL	$700,000,000.00	100.000000000%

SCHEDULE 5.13
ENVIRONMENTAL MATTERS
None.

SCHEDULE 7.01
EXISTING LIENS
None.

SCHEDULE 7.05(c)
EXISTING SUBSIDIARY INDEBTEDNESS
None.

SCHEDULE 10.02
CERTAIN ADDRESSES FOR NOTICES
Borrower:
Plum Creek Timberlands, L.P.
601 Union Street, Suite 3100
Seattle, WA 98101-1374
Attention: Laura Smith, Vice President and Treasurer
Telephone: (206) 467-3636
Facsimile: (206) 467-3797
Electronic Mail: laura.smith@plumcreek.com
Website Address:         www.plumcreek.com
with a copy to:
Plum Creek Timberlands, L.P.
601 Union Street, Suite 3100
Seattle, WA 98101-1374
Attention: Josè Quintana, Assistant General Counsel
Telephone: (206) 467-3694
Facsimile: (206) 467-3797
Electronic Mail: jose.quintana@plumcreek.com
Website Address:         www.plumcreek.com
Administrative Agent:
For operational notices (borrowings, payments, etc.):
Wells Fargo Bank, National Association
Agency Services
1525 West W.T. Harris Blvd -1B1
Mailcode: MACD1109-019
Charlotte, NC
Telecopier: 704-590-2782
Electronic Mail: agencyservices.requests@wellsfargo.com
Wire Instructions:
Wells Fargo Bank, National Association,
ABA # 121000248
Account Number: 01104331628807
Account Name: Agency Services Clearing Account
Ref: Plum Creek Timberlands
Attn: Financial Cash Controls

For all other notices:
Wells Fargo Bank, National Association
550 California Street, 10th Floor
San Francisco, CA 94104
Attention: Adrienne Luzzi
Telephone: 415-222-9568
Electronic Mail: adrienne.r.luzzi@wellsfargo.com